SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON D.C. 20549 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                          DATE OF EARLIEST REPORT

                                1-13-2004
                        (DATE OF EARLIEST EVENT REPORTED)




             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                          NEW MEDIUM ENTERPRISES, INC.



STATE  OR  OTHER  JURISDICTION  OF                  (I.R.S.  EMPLOYER
INCORPORATION  OF  ORGANIZATION)                    IDENTIFICATION


             11-3502174                                         NEVADA




       (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING ARE
            CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)


                               MAHESH  JAYANARAYAN,  CEO
                                  195  The  Vale
                                  London  W3  7QS
                            Tel:  011  44  208  746  2018
                            Fax:  011  44  208  749-8025


     ITEM 5.02 - ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     This 8K/A serves to amend certain provisions in three 8K reports filed on January 20, 2004, July 1, 2004, and August 9, 2004.

     Amendment # 1 8K Filed 1-20-2004
     Date of Reporting Event 1-13-2004

     Item to be Amended:

     VOTE BY CONSENT OF SHAREHOLDERS: Via consent of 78% of the shareholders of New Medium Enterprises, Inc. the following Items have been voted upon on and consented on January 14, 2004:

     (viii) Election of the following Directors: Ethel Schwartz, Chairman, Director, & CEO Fredrik Jung Abbou, President, Director Dr. Alex Libin, Chief Operations officer, & Director

     Amended to state:

     VOTE BY CONSENT OF SHAREHOLDERS: Via consent of 78% of the shareholders of New Medium Enterprises, Inc. the following Items have been voted upon on and consented on January 14, 2004:

     (viii) To expand the Board to a seven member Board. Newly appointed directors to be named by Board at the discretion of the Board of Directors.

         Election  of  the  following  Directors:
         Ethel  Schwartz,  Chairman, Director,   &  CEO
         Fredrik  Jung  Abbou,  President,  Director
         Dr.  Alex  Libin,  Chief  Operations  officer,  &  Director

     Amendment # 2

     Date of Reporting Event June 25, 2004
     Date 8K filed July 1, 2004

     Item to be Amended:

     On June 25, 2005, Fredrik Jung Abbou has resigned as president of our company. Fredrik, formerly of MultiDisk Ltd. served as president from January 13, 2004 .

     Amended to state:

     On June 25, 2004, Fredrik Jung Abbou has resigned as president and director of our company. Fredrik, formerly of MultiDisk Ltd. had served as president and Director from January 13, 2004 .

     Amendment # 3

     Date of Reporting Event August 4-2004

     Date 8K filed August 9, 2004

     Item to be Amended:

     On August 4, 2004 the Company received a $1,000,000 investment from an accredited investor. The company issued 5 Million shares to the Investor at 20 cents (.20) per share. The shares are restricted securities as the term is defined in Rule 144 of Securities Act. As a condition to the funding, the Board named Irene Kuan as Treasurer and Chairman of the Board, positions previously held by Ethel Schwartz. Ethel Schwartz will continue to hold the positions of interim President and Chief Executive Officer. Additionally, the investor has the right to nominate one Member to the Board of Directors. The Board member has not yet been named.

     Amended to State:

     On August 4, 2004 the Company received a $1,000,000 investment from an accredited investor. The company issued 5 Million shares to the Investor at 20 cents (.20) per share. The shares are restricted securities as the term is defined in Rule 144 of Securities Act. As a condition to the funding, the Board named Irene Kuan as Treasurer and Chairman of the Board, positions previously held by Ethel Schwartz. Ethel Schwartz will continue to hold the positions of interim President and Chief Executive Officer and Director. Additionally, the investor has the right to nominate one Member to the Board of Directors. The Board member has not yet been named.

     SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




New  Medium  Enterprises,  Inc.
-------------------------------
(Registrant)


By:  /s/  Mahesh  Jayaranayan
  President & Chief Executive Officer

 May 2, 2006